SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    December 3, 2014

CIRRUS LOGIC, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-17795	77-0024818
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

800 West 6th Street, Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (512) 851-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD.

Cirrus Logic, Inc. (the “Company”) previously announced that Jason Rhode, president and chief executive officer, will present at the NASDAQ OMX 31st Investor Program on December 3, 2014 in London at 11:45 a.m. GMT at the Waldorf Hilton and in San Francisco on December 9, 2014 at the Barclays Global Technology Conference at 2:20 pm PST at the Palace Hotel.  A live webcast of the sessions and a webcast of the follow-up question and answer sessions will be available on the Company's investor relations website at http://investor.cirrus.com. Archived replays of the webcasts will be available on the Company’s website for 30 days following the sessions.

A copy of the investor presentation slides to be presented at the conferences is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this report by reference.  The information contained in Items 7.01 and 9.01 of this report and the exhibits hereto contain forward-looking statements regarding the Company and cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.  In addition, the information contained in Items 7.01 and 9.01 of this report and the exhibits hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits.

(d)       Exhibits

          Exhibit No.         Description

          Exhibit 99.1        Cirrus Logic, Inc. presentation dated December 3, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIRRUS LOGIC, INC.

Date:	December 3, 2014	By:	/s/ Gregory S. Thomas
Name: Gregory S. Thomas
Title: General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Registrant’s presentation dated December 3, 2014.

Exhibit 99.1